Exhibit 10.31

34
6 R13D

RECORDING REQUESTED BY
First American Title Insurance Company
National Commercial Services

2005-0059209

Recorded
Official Records
County Of
Marin
JOAN C. THAYER
Recorder

REC FEE 122.00

11:33AM 05-Aug-2005 | ow | Page 1 of 34

Space Above This Line for Recorder's Use Only

A.P.N.: 125-202-03 and 125-202-04 and 125-202-05

File No.: NCS-172761-SM (km)

Document Title

SEPARATE PAGE PURSUANT TO GOVT CODE 27361.6

LOAN NO.: 59227

SERVICING NO.: 3206596

FIRST STATES INVESTORS 239, LLC, as grantor

(Borrower)

to

FIRST AMERICAN TITLE INSURANCE COMPANY, as trustee

(Trustee)

for the benefit of

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, INC., as beneficiary

(Beneficiary)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT AND FIXTURE FILING

Dated: As of August 5, 2005

Location: 775, 777 and 779 San Marin Drive

Novato, California

County: Marin

MERS MIN: 8000101-0000001568-4

PREPARED BY AND UPON

RECORDATION RETURN TO:

Cadwalader, Wickersham & Taft LLP

227 West Trade Street, Suite 2400

Charlotte, North Carolina 28202

Attention: James P. Carroll, Esq.

TABLE OF CONTENTS

		Page
	ARTICLE 1

	GRANTS OF SECURITY

Section 1.1	Property Mortgaged	1
Section 1.2	Assignment of Rents	4
Section 1.3	Security Agreement	4
Section 1.4	Fixture Filing	4
Section 1.5	Conditions to Grant	5
Section 1.6	Grants to Beneficiary	5

	ARTICLE 2

	DEBT AND OBLIGATIONS SECURED

Section 2.1	Debt	5
Section 2.2	Other Obligations	5
Section 2.3	Debt and Other Obligations	5
Section 2.4	Payment of Debt	5
Section 2.5	Incorporation by Reference	5

	ARTICLE 3

	PROPERTY COVENANTS

Section 3.1	Insurance	6
Section 3.2	Taxes	6
Section 3.3	Leases	6
Section 3.4	Warranty of Title	6
Section 3.5	Payment for Labor and Materials	6

	ARTICLE 4

	FURTHER ASSURANCES

Section 4.1	Compliance with Loan Agreement	7
Section 4.2	Authorization to File Financing Statements; Power of Attorney	7

	ARTICLE 5

	DUE ON SALE/ENCUMBRANCE

Section 5.1	No Sale/Encumbrance	7

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-ii-

	ARTICLE 11

	EXCULPATION

Section 11.1	Exculpation	14

	ARTICLE 12

	NOTICES

Section 12.1	Notices	14
Section 12.2	Addresses	15

	ARTICLE 13

	APPLICABLE LAW

Section 13.1	Governing Law	15
Section 13.2	Provisions Subject to Applicable Law	15

	ARTICLE 14

	DEFINITIONS

Section 14.1	Defined Terms	15

	ARTICLE 15

	MISCELLANEOUS PROVISIONS

Section 15.1	No Oral Change	16
Section 15.2	Successors are Assigns	16
Section 15.3	Inapplicable Provisions	16
Section 15.4	Headings, Etc.	16
Section 15.5	Number and Gender	16
Section 15.6	Entire Agreement	16
Section 15.7	Limitation on Lender’s Responsibility	16

	ARTICLE 16

	STATUS OF PARTIES

Section 16.1	Status of Borrower	17
Section 16.2	Beneficiary as Nominee	17

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	ARTICLE 17

	STATE-SPECIFIC PROVISIONS

Section 17.1	Principles of Construction	18
Section 17.2	Certain Matters Relating to Property Located in the State of California	18

	ARTICLE 18

	DEED OF TRUST PROVISIONS

Section 18.1	Concerning the Trustee	21
Section 18.2	Trustee’s Fees	21
Section 18.3	Certain Rights	21
Section 18.4	Retention of Money	22
Section 18.5	Perfection of Appointment	22
Section 18.6	Succession Instruments	22

-iv-

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Security Instrument”) is made as of this 5th day of August, 2005, by FIRST STATES INVESTORS 239, LLC, a Delaware limited liability company, having its principal place of business at c/o American Financial Realty Trust, 680 Old York Road, Suite 200, Jenkintown, Pennsylvania 19046, as grantor (“Borrower”) to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, having an address at 555 Marshall Street, Redwood City, California 94063, as trustee (“Trustee”) for the benefit of MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, INC., a Delaware stock corporation, as beneficiary (“Beneficiary”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (defined below).

RECITALS:

This Security Instrument is given to Trustee for the benefit of Beneficiary, in its capacity as nominee for Lender (defined below) in accordance with Section 16.2 below, to secure a loan (the “Loan”) in the principal sum of ONE HUNDRED NINETY MILLION SIX HUNDRED EIGHTY-SEVEN THOUSAND FIVE HUNDRED and No/100 Dollars ($190,687,500.00) advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Bank of America, N.A., a national banking association (“Lender”), among others (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) and evidenced by that certain Promissory Note, dated as of the date hereof, made by Borrower in favor of Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements or modifications thereof; being hereinafter referred to as the “Note”);

Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement); and

This Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby.

ARTICLE 1

GRANTS OF SECURITY

Section 1.1 Property Mortgaged. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer, convey and grant a security interest to Trustee, its successors and assigns, for the benefit of Beneficiary and its successors and assigns the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

(c) Improvements. The buildings, structures, fixtures, pads, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), furniture, software used in or to operate any of the foregoing and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), and all proceeds and products of the above;

(f) Leases and Rents. All leases, subleases, subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws (collectively, the “Leases”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties

(including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Property, including, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or Manager and proceeds, if any, from business interruption or other loss of income insurance whether paid or accruing before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(g) Insurance Proceeds. All Insurance Proceeds in respect of the Property under any Policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(h) Condemnation Awards. All Awards, including interest thereon, which may heretofore and hereafter be made with respect to the Property by reason of Condemnation, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(i) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(j) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(k) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

(l) Intangibles. All tradenames, trademarks, servicemarks, logs, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(m) Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including, without limitation, the Reserve Accounts including,

without limitation, the Lockbox Account, the Cash Management Account and all accounts established pursuant to Article 9 of the Loan Agreement together with all deposits or wire transfers made to the Lockbox Account and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(n) Conversion. All proceeds of the conversion, voluntary or involuntary, or any of the foregoing items set forth in subsections (a) through (m) including, without limitation, Insurance Proceeds and Awards, into cash or liquidation claims; and

(o) Other Rights. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (n) above.

Section 1.2 Assignment of Rents. Borrower hereby absolutely unconditionally and irrevocably assigns to Beneficiary and Trustee all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Beneficiary is hereby granted and assigned by Borrower the right to enter the Property for the purpose of enforcing its right in the Leases and Rents. Nevertheless, subject to the terms of the Loan Agreement and Section 8.1(h) of this Security Instrument, Beneficiary grants to Borrower a revocable license to collect, receive, use and enjoy the Rents and Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums. Upon or at any time after the occurrence and continuation of an Event of Default, the license granted to Borrower herein may be revoked by Beneficiary, and Beneficiary may enter upon the Property, and collect, retain and apply the Rents toward payment of the Debt in accordance with the Note and the Loan Agreement. The foregoing assignment shall be fully operative without any further action on the part of either party and Beneficiary shall be entitled to the Leases and Rents whether or not Beneficiary takes possession of the Property or any part thereof.

Section 1.3 Security Agreement. This Security Instrument is both a real property deed of trust and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property, including, but not limited to, the Leases and Rents and all proceeds thereof. By executing and delivering this Security Instrument, Borrower hereby grants to Beneficiary and Trustee, as security for the Obligations (hereinafter defined), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

Section 1.4 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures. With respect to said fixture filing, (i) the debtor is Borrower, and Borrower’s name and address appear in the first paragraph of this Security Instrument, and (ii) the secured party is Beneficiary, and Beneficiary’s name and address appear in the first paragraph of this Security Instrument.

Section 1.5 Conditions to Grant. TO HAVE AND TO HOLD the above granted and described Property unto Trustee for and on behalf of Beneficiary and to the use and benefit of Beneficiary and Trustee and their successors and assigns, forever; IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument. PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

Section 1.6 Grants to Beneficiary. This Security Instrument and the grants, assignments and transfers made to Beneficiary in this Article 1 shall inure to Beneficiary solely in its capacity as Lender’s nominee in accordance with Section 16.2 below.

ARTICLE 2

DEBT AND OBLIGATIONS SECURED

Section 2.1 Debt. This Security Instrument and the grants, assignments and transfers made in Article I are given for the purpose of securing the Debt.

Section 2.2 Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article I are also given for the purpose of securing the performance of the following (the “Other Obligations”); (a) all other obligations of Borrower contained herein; (b) each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and (c) each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3 Debt and Other Obligations. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

Section 2.4 Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

Section 2.5 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

ARTICLE 3

PROPERTY COVENANTS

Borrower covenants and agrees that:

Section 3.1 Insurance. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

Section 3.2 Taxes. Borrower shall pay all Taxes and Other Charges assessed or imposed against the Property or any part thereof in accordance with the Loan Agreement.

Section 3.3 Leases. Borrower shall not enter into any Leases for all or any portion of the Property unless in accordance with the provisions of the Loan Agreement.

Section 3.4 Warranty of Title. Borrower has good, indefeasible, marketable and insurable fee simple title to the real property comprising part of the Property and good indefeasible and marketable title to the balance of the Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the Lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all Persons whomsoever.

Section 3.5 Payment for Labor and Materials. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any Lien or security interest, even though inferior to the Liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional Lien or security interest other than the Liens or security interests hereof except for the Permitted Encumbrances. Borrower represents there are no claims for payment for work, labor or materials affecting the Property which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents.

ARTICLE 4

FURTHER ASSURANCES

Section 4.1 Compliance with Loan Agreement. Borrower shall comply with the covenants set forth in Article 17 of the Loan Agreement in order to protect and perfect the Lien or security interest hereof upon, and in the interest of Lender in, the Property.

Section 4.2 Authorization to File Financing Statements; Power of Attorney. Borrower hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, as applicable to all or part of the Personal Property. For purposes of such filings, Borrower agrees to furnish any information requested by Lender promptly upon request by Lender. Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto or continuation statements, if filed prior to the date of this Security Instrument. Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Borrower or in Borrower’s own name to execute in Borrower’s name any such documents and otherwise to carry out the purposes of this Section 4.2, to the extent that Borrower’s authorization above is not sufficient. To the extent permitted by law, Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue of this Section 4.2. This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE 5

DUE ON SALE/ENCUMBRANCE

Section 5.1 No Sale/Encumbrance. Borrower shall not cause or permit a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, grant of any options with respect to, or any other transfer or disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest in the Property or any part thereof, Borrower or any Restricted Party, other than in accordance with the provisions of Article 7 of the Loan Agreement, without the prior written consent of Lender.

ARTICLE 6

PREPAYMENT; RELEASE OF PROPERTY

Section 6.1 Prepayment. The Debt may not be prepaid in whole or in part except in strict accordance with the express terms and conditions of the Note and the Loan Agreement.

Section 6.2 Prepayment on Casualty/Condemnation and Change in Tax and Debit Credit Laws. Provided no Event of Default exists under any of the Loan Documents, in the event of any prepayment of the Debt pursuant to the terms of Article 8 or Section 17.4 of the Loan Agreement, no prepayment premium shall be due in connection therewith, but Borrower shall be responsible for all other amounts due under any of the Loan Documents.

Section 6.3 Involuntary Prepayment. If there is an involuntary prepayment during the Lockout Period (as defined in the Note), then Borrower shall, in addition to any portion of the Loan prepaid (together with all interest accrued and unpaid thereon), pay to Lender a prepayment premium in an amount calculated in accordance with Section 5(c) of the Note.

Section 6.4 Release of Property. Borrower shall not be entitled to a release of any portion of the Property from the lien of this Security Instrument except in accordance with terms and conditions of the Loan Agreement and the Note.

ARTICLE 7

DEFAULT

Section 7.1 Event of Default. The term “Event of Default” as used in this Security Instrument shall have the meaning assigned to such term in the Loan Agreement.

ARTICLE 8

RIGHTS AND REMEDIES UPON DEFAULT

Section 8.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that, Lender may or acting by or through Trustee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

(a) declare the entire unpaid Debt to be immediately due and payable;

(b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

(d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, Borrower Principal or any other Person liable for the payment of the Debt;

(h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

(i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender or Trustee may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action shall constitute commercially reasonable notice to Borrower;

(j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion: (i) Taxes and Other Charges; (ii) Insurance Premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including, without limitation, advances made by Lender pursuant to the terms of this Security Instrument;

(k) surrender the Policies maintained pursuant to the Loan Agreement, collect the unearned insurance premiums for the Policies and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such insurance premiums;

(l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or

(m) pursue such other remedies as Lender may have under applicable law.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in Section 11.1(f) of the Loan Agreement shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender or Beneficiary.

Section 8.2 Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 8.3 Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 8.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender or Trustee in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 8.4 Actions and Proceedings. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 8.5 Recovery of Sums Required to be Paid. Subject to Article 15 of the Loan Agreement, Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

Section 8.6 Other Rights, Etc. (a) The failure of Lender, Beneficiary or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender, Beneficiary or Trustee to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in the value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender’s possession.

(c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender, Beneficiary or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender, Beneficiary nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 8.7 Right to Release any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

Section 8.8 Right of Entry. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

Section 8.9 Bankruptcy. (a) Upon or at any time after the occurrence and during the continuance of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b) If there shall be filed by or against Borrower a petition under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”), and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days’ prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

Section 8.10 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

ARTICLE 9

ENVIRONMENTAL HAZARDS

Section 9.1 Environmental Covenants. Borrower has provided representations and warranties regarding environmental matters set forth in Section 12.1 of the Loan Agreement and shall comply with the covenants regarding environmental matters set forth in Section 12.2 of the Loan Agreement.

Section 9.2 Lender’s Rights. Lender and any other person or entity designated by Lender, including but not limited to any representative of a Governmental Authority, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender’s sole discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

ARTICLE 10

WAIVERS

Section 10.1 Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all Legal Requirements now or hereafter in force regarding appraisement, valuation, stay, extension, reinstatement and redemption and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Legal Requirements.

Section 10.2 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender, Beneficiary or Trustee except with respect to matters for which this Security Instrument or the Loan Agreement specifically and expressly provides for the giving of notice by Lender, Beneficiary or Trustee to Borrower and except with respect to matters for which Borrower is not permitted by Legal Requirements to waive its right to receive notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Beneficiary with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender, Beneficiary or Trustee to Borrower.

Section 10.3 Waiver of Statute of Limitations. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

Section 10.4 Sole Discretion of Lender. Whenever pursuant to this Security Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

Section 10.5 Waiver of Trial by Jury. BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

Section 10.6 Waiver of Foreclosure Defense. Borrower hereby waives any defense Borrower might assert or have by reason of Lender’s failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Lender.

Section 10.7 Failure to Act. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the failure of Beneficiary to take any action hereunder or under any other Loan Document shall not (i) be deemed to be a waiver of any term or condition of this Security Instrument or any of the other Loan Documents, (ii) adversely effect any rights of Lender hereunder or under any other Loan Document and (iii) relieve Borrower of any of Borrower’s obligations hereunder or under any other Loan Document.

ARTICLE 11

EXCULPATION

Section 11.1 Exculpation. The provisions of Article 15 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

ARTICLE 12

NOTICES

Section 12.1 Notices. All notices or other written communications hereunder shall be delivered in accordance with the applicable terms and conditions of the Loan Agreement.

Section 12.2 Addresses. Notices to Beneficiary and Trustee hereunder and under each other Loan Document shall include a copy thereof to Lender (to be addressed and delivered in accordance with the Loan Agreement) and shall to be sent as follows:

If to Beneficiary:	MERS Commercial P.O. Box 2300 Flint, Michigan 48501-2300 Attention: Corporate Secretary Facsimile No.: (703) 748-0183

If to Trustee:	First American Title Insurance Company 555 Marshall Street Redwood City, California 94063 Facsimile No.: (650) 364-3015

ARTICLE 13

APPLICABLE LAW

Section 13.1 Governing Law. This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and applicable laws of the United States of America.

Section 13.2 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

ARTICLE 14

DEFINITIONS

Section 14.1 Defined Terms. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word ‘Borrower” shall mean “each Borrower and any subsequent permitted owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Trustee” shall mean “Trustee and any substitute Trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument, the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all reasonable attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

ARTICLE 15

MISCELLANEOUS PROVISIONS

Section 15.1 No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.2 Successors are Assigns. This Security Instrument shall be binding upon and inure to the benefit of (a) Beneficiary and Lender and their respective successors and assigns forever, and (b) Borrower and its permitted successors and assigns forever.

Section 15.3 Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

Section 15.4 Headings, Etc. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 15.5 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 15.6 Entire Agreement. This Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Borrower and Lender are superseded by the terms of this Security Instrument and the other Loan Documents.

Section 15.7 Limitation on Lender’s Responsibility. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender or Beneficiary, nor shall it operate to make Lender or Beneficiary responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender or Beneficiary a “mortgagee in possession.”

ARTICLE 16

STATUS OF PARTIES

Section 16.1 Status of Borrower. Borrower’s exact legal name is correctly set forth in the first paragraph of this Security Instrument and the signature block at the end of this Security Instrument. Borrower is an organization of the type specified in the first paragraph of this Security Instrument. Borrower is incorporated in or organized under the laws of the state specified in the first paragraph of this Security Instrument. Borrower’s principal place of business and chief executive office, and the place where Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium or recording, including software, writings, plans, specifications and schematics, has been for the preceding four months (or, if less, the entire period of the existence of Borrower) the address of Borrower set forth on the first page of this Security Instrument. Borrower will not change or permit to be changed (a) Borrower’s came, (b) Borrower’s identity (including its trade name or names), (c) Borrower’s principal place of business set forth on the first page of this Security Instrument, (d) the corporate, partnership or other organizational structure of Borrower, (e) Borrower’s state of organization, or (f) Borrower’s organizational number, without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower’s structure, without first obtaining the prior written consent of Lender. if Borrower does not now have an organizational identification number and later obtains one, Borrower promptly shall notify the Lender of such organizational identification number.

Section 16.2 Beneficiary as Nominee. (a) Beneficiary is acting as nominee under certain agreements by and between Lender and Beneficiary as the same may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time.

(b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, all references herein and in any other Loan Document to “Lender” shall be deemed to collectively or individually (as the context requires) refer to Lender or to Beneficiary acting on behalf of and at the sole direction of Lender in its capacity as Lender’s nominee.

(c) Unless Lender, in its sole discretion, shall determine otherwise, only Lender (and not Beneficiary) shall be deemed to be “Lender” with respect to (i) any consent, determination or similar approval right granted to Lender under the Loan Documents (including, without limitation, any consent or similar approval right that is deemed granted if not approved or denied within a specified time period), (ii) any items, documents or other information required to be delivered to Lender under the Loan Documents (other than notices) or (iii) any future funding or other obligations of Lender to Borrower or any affiliate of Borrower under the Loan Documents, if any.

ARTICLE 17

STATE-SPECIFIC PROVISIONS

Section 17.1 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 17 and the terms and conditions of this Security Instrument, the terms and conditions of this Article 17 shall control and be binding.

Section 17.2 Certain Matters Relating to Property Located in the State of California. With respect to the Property which is located in the State of California, notwithstanding anything contained herein to the contrary:

(a) General. (i) Full Reconveyance. Upon written request of Lender stating that all sums secured hereby have been paid, that Borrower has well and truly abided by and complied with each and every covenant and condition set forth herein and in the Note and the other Loan Documents, and upon surrender to Trustee of the Note and the original or a certified copy of this Security Instrument for cancellation and retention, and upon payment of its fees, Trustee shall fully reconvey, without warranty, the entire remaining Property then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

(ii) Dwellings. No portion of the proceeds of the Loan shall be used by Borrower to finance the purchase or construction of real property containing four (4) or fewer residential units or on which four (4) or fewer residential units are to be constructed. As of the date hereof, Borrower represents, warrants and covenants that no portion of the Property is or will be a “dwelling” within the meaning of Section 10240.1 or Section 10240.2 of the California Business and Professions Code.

(iii) Civil Code. Borrower represents, warrants and acknowledges that the Loan is not subject to the provisions of Chapter 3, Title IV, Part 4, Division Third of the Civil Code of the State of California (Civil Code Sections 1912 et seq.) other than Section 1916.1 thereof.

(iv) Indemnity; Expenses. Borrower will pay or reimburse the Trustee, Beneficiary and Lender for all reasonable attorneys’ fees, costs and expenses incurred by any of them in any suit, action, legal proceeding or dispute of any kind in which any of them is made a party or appears as party plaintiff or defendant, affecting the Debt, this Security Instrument or the interest created herein, or the Property, or any appeal thereof, including, but not limited to, activities related to enforcement of the remedies of Beneficiary or Lender, activities related to protection of Beneficiary’s or Lender’s collateral, any foreclosure action or exercise of the power of sale, any condemnation action involving the Property or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against Borrower, and any such amounts paid or incurred by the Trustee, Beneficiary or Lender shall be added to the Debt and shall be secured by this Security Instrument. The agreements of this subsection shall expressly survive in perpetuity satisfaction of this Security Instrument and repayment of the Debt, any release, reconveyance, discharge of foreclosure of this Security Instrument, conveyance by deed in lieu of foreclosure, sale, and any subsequent transfer by trustee’s conveyance of the Property.

(v) Supplemental Environmental Provisions. In the event that any portion of the Property is determined to be “environmentally impaired” (as “environmentally impaired” is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an “affected parcel” (as “affected parcel” is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Beneficiary’s, Lender’s or Trustee’s rights and remedies under this Security Instrument, Beneficiary or Lender may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (i) waive its lien on such environmentally impaired or affected portion of the Property, and (ii) exercise the rights and remedies of an unsecured creditor, including reduction of its claim against Borrower to judgment and any other rights and remedies permitted by law. For purposes of determining Beneficiary’s or Lender’s right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), Borrower shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Property and Borrower knew or should have known of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release. Beneficiary and Lender shall have the right to allocate amounts recovered on the Debt first to those portions thereof other than damages and other amounts recoverable under California Code of Civil Procedure Section 736, and thereafter to damages and other amounts recoverable hereunder.

(vi) Foreclosure By Power of Sale. (A) Should Beneficiary or Lender elect to foreclose by exercise of the power of sale herein contained, Beneficiary or Lender shall deliver to Trustee a written declaration of default and demand for sale, and shall deposit with Trustee this Security Instrument and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

(B) Upon receipt of notice from Beneficiary or Lender, Trustee shall cause to be recorded, published and delivered to Borrower such notice of default and election to sell as is then required by law. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Beneficiary or Lender may direct Trustee so to do, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee, Beneficiary, or Lender may purchase at such sale, and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers.

(C) Subject to applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

(vii) Separate Sales. The Property may be sold in one or more parcels and in such manner and order as Beneficiary or Lender, in its respective sole discretion, may direct Trustee so to do. A sale of less than the whole of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Property sold, without defect or irregularity.

(viii) Release of and Resort to Collateral. Beneficiary or Lender may release, regardless of consideration and without the necessity for any notice to a consent by the holder of any subordinate lien on the Property, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Property. For payment of the Debt, Beneficiary or Lender may resort to any other security in such order and manner as Beneficiary or Lender may elect.

(ix) Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (i) all benefit that might accrue to Borrower by virtue of any present or future statute of limitations or law or judicial decision exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (ii) all notices of any Event of Default or of Trustee’s election to exercise or his actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (iii) any right to a marshalling of assets or a sale in inverse order of alienation.

(x) Discontinuance of Proceedings. If Beneficiary or Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary or Lender, as applicable, shall have the unqualified right to do so and, in such an event, Borrower, Beneficiary and Lender shall be restored to their former positions with respect to the Debt, the obligations secured by this Security Instrument, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary and Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary or Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

(xi) No Beneficiary in Possession. Neither the enforcement of any of the remedies under this Security Instrument nor any other remedies afforded to Beneficiary or Lender under the Loan Documents, at law or in equity, shall cause Beneficiary, Lender or Trustee to be deemed or construed to be a mortgagee in possession of the Property, to obligate Beneficiary, Lender or Trustee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE 18

DEED OF TRUST PROVISIONS

Section 18.1 Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to Borrower, Beneficiary and Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

Section 18.2 Trustee’s Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

Section 18.3 Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the Other Security Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith, and (iv) any and all other lawful action as Lender and Beneficiary may instruct Trustee to take to protect or enforce Lender’s and Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered.

Section 18.4 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 18.5 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

Section 18.6 Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in Trustee’s place.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, this Security Instrument has been executed by Borrower as of the day and year first above written.

BORROWER:

FIRST STATES INVESTORS 239, LLC, a Delaware limited liability company

By:	/s/ Sonya A. Huffman
	Name:	SONYA A. HUFFMAN
	Title:	Vice President

EXHIBIT A

(Legal Description)

Legal Description

Real property in the City of Novato , County of Marin, State of California:

PARCEL A:

PARCEL ONE:

PARCEL 2, AS SHOWN UPON THAT CERTAIN PARCEL MAP ENTITLED, “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL TWO:

EASEMENTS AND RIGHTS, INCLUDING WITHOUT LIMITATION RIGHTS RELATING TO THE USE, REPAIR, MAINTENANCE OR IMPROVEMENTS OF CERTAIN REAL PROPERTY, AS PROVIDED FOR IN THE DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS AND RECIPROCAL EASEMENTS RECORDED OCTOBER 4, 1984 AS RECORDER’S SERIAL NO, 84-047231 AND RE-RECORDED DECEMBER 20, 1984 AS RECORDER’S SERIAL NO. 84-058411, AND AMENDMENT THERETO RECORDED JUNE 1, 1989 AS RECORDER’S SERIAL NO. 89-031686, MARIN COUNTY RECORDS, OVER THAT PORTION OF PARCEL 1 DESIGNATED “COMMON AREA EASEMENT APPURTENANT TO PARCEL 2 & 3”, AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT FOR FIRE MAIN PURPOSES OVER THOSE AREAS OF PARCEL 1 DESIGNATED “C FIRE MAIN EASEMENT (10’ WIDE) APPURTENANT TO PARCELS 2 & 3” AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL FOUR:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS OVER PARCEL 1 (22 P.M. 36) AS CONVEYED IN THAT CERTAIN RECIPROCAL GRANT OF EASEMENTS AND AGREEMENT WHICH WAS RECORDED JULY 17, 1985 AS RECORDER’S SERIAL NO. 85-029843, MARIN COUNTY RECORDS.

PARCEL B:

PARCEL ONE:

PARCEL 3, AS SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORDS OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL TWO

EASEMENTS AND RIGHTS, INCLUDING WITHOUT LIMITATION RIGHTS RELATING TO THE USE REPAIR, MAINTENANCE OR IMPROVEMENTS OF CERTAIN REAL PROPERTY, AS PROVIDED FOR IN THE DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS AND RECIPROCAL EASEMENTS RECORDED OCTOBER 4, 1984 AS RECORDER’S SERIAL NO. 84-47231, AND RE-RECORDED DECEMBER 20, 1984 AS RECORDER’S SERIAL NO. 84-58411, AND AMENDMENT THERETO RECORDED JUNE 1, 1989 AS RECORDER’S SERIAL NO. 89-31686, MARIN COUNTY RECORDS, OVER THAT PORTION OF PARCEL 1 DESIGNATED “COMMON AREA EASEMENT APPURTENANT TO PARCEL 2 & 3”, AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL THREE:

NON-EXCLUSIVE EASEMENT FOR FIRE MAIN PURPOSES OVER THOSE AREAS OF PARCEL 1 DESIGNATED “C FIRE MAIN EASEMENT (10’ WIDE) APPURTENANT TO PARCELS 2 & 3” AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED, “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA’’, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL FOUR:

NON-EXCLUSIVE EASEMENT FOR ACCESS AND PUBLIC UTILITY PURPOSES, WATER LINE AND SANITARY SEWER PURPOSES OVER THAT PORTION OF PARCEL 1 DESIGNATED “ACCESS & PUBLIC UTILITY EASEMENT & W.L.E. & S.S.E. APPURTENANT TO PARCEL 3” AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL FIVE:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS OVER PARCEL 1 (22 P.M. 36) AS CONVEYED IN THAT CERTAIN RECIPROCAL GRANT OF EASEMENTS AND AGREEMENT WHICH WAS RECORDED JULY 17, 1985 AS RECORDER’S SERIAL NO. 85029843, MARIN COUNTY RECORDS.

PARCEL C:

PARCEL ONE:

PARCEL 1, AS SHOWN UPON THAT CERTAIN PARCEL MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL TWO:

EASEMENTS AND RIGHTS, INCLUDING WITHOUT LIMITATION RIGHTS RELATING TO THE USE, REPAIR, MAINTENANCE OR IMPROVEMENTS OF CERTAIN REAL PROPERTY, AS PROVIDED FOR IN THE DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS AND RECIPROCAL EASEMENTS RECORDED OCTOBER 4, 1984 AS RECORDER’S SERIAL NO. 84-047231 AND RE-RECORDED DECEMBER 20, 1984 AS RECORDER’S SERIAL NO. 84-058411, AND AMENDMENT THERETO RECORDED JUNE 1, 1989 AS RECORDER’S SERIAL NO. 89-031686, MARIN COUNTY RECORDS

AN EASEMENT FOR THE COOLING TOWER, COOLING TOWER PIPELINE AND ACCESS TO THE COOLING TOWER OVER THOSE CERTAIN EASEMENTS DESIGNATED “COOLING TOWER EASEMENT APPURTENANT TO PARCEL 1”, “C COOLING TOWER PIPELINE EASEMENT (10’ WIDE) APPURTENANT TO PARCEL 1”, AND “COOLING TOWER ACCESS EASEMENT APPURTENANT TO PARCEL 1”, ALL LYING WITHIN THE BOUNDARIES OF PARCEL 3 AS SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL FOUR:

A NON-EXCLUSIVE EASEMENT FOR FIRE MAIN PURPOSES, 10 FEET WIDE, OVER THOSE PORTION OF PARCELS 2 AND 3 DESIGNATED “C FIRE MAIN EASEMENT (10’ WIDE) APPURTENANT TO PARCELS 1 & 2” AND “C FIRE MAIN EASEMENT (10’ WIDE) APPURTENANT TO PARCELS 1 & 3” AS SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS. EXCEPTING THEREFROM THAT PORTION THEREOF CONTAINED IN THE QUITCLAIM DEED RECORDED NOVEMBER 5, 1993 AS RECORDER’S SERIAL NO. 93-093959, MARIN COUNTY RECORDS.

PARCEL FIVE:

NON-EXCLUSIVE EASEMENTS FOR FIRE MAIN PURPOSES AS CONTAINED IN THE DEED FROM 775/779 SAN MARIN ASSOCIATES, L.P. RECORDED NOVEMBER 15, 1993 AS RECORDER’S SERIAL NO. 93-093960, MARIN COUNTY RECORDS.

PARCEL SIX:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS OVER PARCEL 2 (22 P.M. 36) AS CONVEYED IN THAT CERTAIN RECIPROCAL GRANT OF EASEMENTS AND AGREEMENT WHICH WAS RECORDED JULY 17, 1985 AS RECORDER’S SERIAL NO. 85-029843, MARIN COUNTY RECORDS.